PIMCO Funds
Supplement dated September 1, 2023 to the Bond Funds Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated July 31, 2023, as supplemented from time to time
Disclosure Related to the PIMCO Dynamic Bond Fund (the “Fund”)
Effective immediately, Pacific Investment Management Company LLC has agreed to waive its advisory fee by 0.05% of the average daily net assets attributable to the Fund.
Accordingly, effective immediately, the Annual Fund Operating Expenses table and its accompanying footnotes in the “Fees and Expenses of the Fund” section of the Fund’s Fund Summary in the Prospectus are deleted in their entirety and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I‑2	I‑3	Class A	Class C	Class R
Management Fees	0.80%	0.90%	1.00%	0.95%	0.95%	0.95%
Distribution and/or Service (12b‑1) Fees	N/A	N/A	N/A	0.25%	1.00%	0.50%
Other Expenses(1)	0.04%	0.04%	0.03%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.84%	0.94%	1.03%	1.24%	1.99%	1.49%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.05)%	(0.05%)	(0.10%)	(0.05%)	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	0.79%	0.89%	0.93%	1.19%	1.94%	1.44%

[1]
“Other Expenses” include interest expense of 0.03%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.76%, 0.86%, 0.90%,1.16%, 1.91% and 1.41% for Institutional Class, I‑2, I‑3, Class A, Class C and Class R shares, respectively.

[2]
PIMCO has contractually agreed, through July 31, 2024, to reduce its supervisory and administrative fee for the Fund’s I‑3 shares by 0.05% of the average daily net assets attributable to I‑3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.

[3]
PIMCO has contractually agreed through August 31, 2024, to waive its advisory fee by 0.05% of the average daily net assets attributable to the Fund. This Fee Waiver Agreement may be terminated by PIMCO Funds (the “Trust”) upon 90 days’ prior written notice to PIMCO.

[4]	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement have been restated to reflect current expenses and fee waivers.

In addition, effective immediately, the tables in the “Example” section of the Fund’s Fund Summary in the Prospectus are deleted and replaced with the following:
If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$81	$263	$461	$1,033
I‑2	$91	$295	$515	$1,150
I‑3	$95	$318	$559	$1,250
Class A	$492	$749	$1,026	$1,814
Class C	$297	$620	$1,068	$2,313
Class R	$147	$466	$808	$1,775
If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$492	$749	$1,026	$1,814
Class C	$197	$620	$1,068	$2,313
In addition, effective immediately, the title of the “Management of the Funds—Fee Waiver Agreement” section of the Prospectus is changed to “Management of the Funds—Fee Waiver Agreements” and the following paragraph is added to the “Management of the Funds—Fee Waiver Agreements” section of the Prospectus:
PIMCO has contractually agreed through August 31, 2024, to waive its advisory fee by 0.05% of the average daily net assets attributable to the PIMCO Dynamic Bond Fund. This Fee Waiver Agreement may be terminated by the Trust upon 90 days’ prior written notice to PIMCO.
In addition, effective immediately, the following paragraph is added to the “Management of the Trust—Advisory Fees Waived and Recouped” section of the SAI:
PIMCO has contractually agreed, through August 31, 2024, to waive its advisory fee by 0.05% of the average daily net assets attributable to the PIMCO Dynamic Bond Fund. This fee waiver agreement may be terminated by the Trust upon 90 days’ prior written notice to PIMCO.
Investors Should Retain This Supplement for Future Reference
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